UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

ADVAXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Deer Park Drive, Suite K-1 Monmouth Junction, NJ	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADXS	Nasdaq Capital Market
Preferred Share Purchase Rights	-	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Advaxis, Inc. (the “Company”) reconvened its Special Meeting of Stockholders (the “Second Reconvened Special Meeting”) on December 16, 2021. The purpose of the Second Reconvened Special Meeting was described in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on October 21, 2021 (the “Definitive Proxy Statement”).

At the close of business on September 17, 2021, the record date for the determination of stockholders entitled to vote at the Second Reconvened Special Meeting, there were 145,638,459 shares of the Company’s common stock outstanding and entitled to vote at the Second Reconvened Special Meeting. The holders of 84,343,475 shares of the Company’s common stock were represented virtually or by proxy at the Second Reconvened Special Meeting, constituting a quorum.

At the Second Reconvened Special Meeting, the Company’s stockholders did not approve Proposal No. 2 – Reverse Stock Split Proposal or Proposal No. 3 – the Corporate Name Change Proposal, as passage of each of these proposals required the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote thereon. The final voting results for Proposal Nos. 2 and 3, as described in the Definitive Proxy Statement, are set forth below.

Proposal No. 2 – Proposal to approve an amendment to the amended and restated certificate of incorporation of Advaxis to effect a reverse stock split of Advaxis’ issued and outstanding common stock within a range, as determined by the Advaxis board of directors and agreed to by Biosight, of one new share of Advaxis common stock for every 10 to 30 shares (or any number in between) of outstanding Advaxis common stock, was as follows:

For	Against	Abstain
50,328,838	33,195,017	819,620

Proposal No. 3 – Proposal to approve an amendment to the amended and restated certificate of incorporation of Advaxis to change the corporate name from Advaxis, Inc. to “Biosight Therapeutics Inc.,” was as follows:

For	Against	Abstain
55,144,016	27,847,335	1,352,124

Item 7.01 Regulation FD Disclosures

On December 17, 2021, the Company issued a press release announcing that based on the results of the Second Reconvened Special Meeting the Company continues to explore additional options to maximize stockholder value. A copy of the press release is furnished herewith as Exhibit 99.1.*

Item 8.01 Other Events

As previously disclosed in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2021, Proposal Nos. 1 and 4 were passed by the majority to stockholders present and entitled to vote at the December 7, 2021, Reconvened Special Meeting.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Company press release dated December 17, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 17, 2021	ADVAXIS, INC.

	By:	/s/ Kenneth A. Berlin
	Name:	Kenneth A. Berlin
	Title:	President, Chief Executive Officer and Interim Chief Financial Officer